EXHIBIT 10.6

INTELLECTUAL PROPERTY ASSIGNMENT

THIS INTELLECTUAL PROPERTY ASSIGNMENT (“Assignment”) is made and entered into as of July 19, 2010 (the “Effective Date”), by and between GlobalOptions Group, Inc., a Delaware corporation, GlobalOptions, Inc, a Delaware corporation (together, the “Assignor”) and GlobalOptions Services, Inc., a Delaware corporation (“Assignee”).

WHEREAS, Assignor and Assignee have entered into that certain Asset Purchase Agreement, dated as of June 11, 2010 (the “APA”), pursuant to which Assignor has agreed, inter alia, to assign to Assignee certain Intellectual Property (as defined below); and

WHEREAS, Assignee wishes to acquire, and Assignor wishes to assign to Assignee, all of Assignor’s right, title and interest in and to the Intellectual Property.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Assignment and in the APA, the parties agree as follows:

1.           Subject to the terms and conditions of the APA and this Assignment, Assignor hereby sells, transfers, assigns, conveys and delivers to Assignee, its successors and assigns all right, title and interest in and to all of the intellectual property set forth on Schedule A attached hereto (collectively, the “Intellectual Property”) throughout the world and all Letters Patent, trademarks, and copyrights, if any, that are or may be granted thereon or embodied therein, and any and all applications, registrations, renewals and extensions of any of the Intellectual Property, together with the goodwill associated with and/or symbolized by the Intellectual Property and all common law rights in and to the Intellectual Property and the right to obtain future registrations thereof, and all rights, claims and privileges pertaining to the Intellectual Property, including, without limitation, all proceeds thereof and all causes of action, claims and demands and other rights for, or arising from the Intellectual Property, including, without limitation, the right to prosecute and maintain registrations and applications for the Intellectual Property and the right to sue and recover damages for past, present and future infringement of the Intellectual Property in the United States and in any country or countries foreign to the United States.

2.           Assignor also assigns to Assignee, its successors and assigns all of Assignor’s rights and obligations under License Agreement by and between GlobalOptions, Inc. and Witt Group Holdings, LLC, Exhibit G to the Asset Purchase Agreement, dated May 13, 2010, by and among GlobalOptions Group, Inc., GlobalOptions, Inc. and Witt Group Holdings, LLC, an approved form of which is attached as Schedule B, pertaining to the Intellectual Property (the “License Agreement”), and should the License Agreement be approved and finalized, Assignee hereby accepts such assignment and Assignor’s obligations thereunder.

3.           Assignor agrees to and shall, without further consideration, execute and deliver, at the request of Assignee from time to time, all papers, instruments and assignments, and perform any other reasonable acts Assignee may require from time to time to effect fully this Assignment and vest in Assignee all of Assignor’s right, title and interest in and to the Intellectual Property, including, without limitation, all documents necessary to record in the name of Assignee the assignment of the Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office (as applicable) and, with respect to any foreign rights included in or that may be applicable to the Intellectual Property, with any other applicable foreign or international office or registrar.

4.           This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.           This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.           To the extent any provision herein is inconsistent with the APA, the provisions of this Assignment shall control.

[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be signed and executed by the undersigned officers thereunto duly authorized this 19th day of July, 2010.

GLOBALOPTIONS GROUP, INC.		GLOBALOPTIONS SERVICES, INC.

By:	/s/ Harvey W. Schiller, Ph.D.	By:	/s/ Frank Pinder

Name:	Harvey W. Schiller, Ph.D.	Name:	Frank Pinder

Title:	Chief Executive Officer	Title:	President and Chief Executive Officer

GLOBALOPTIONS, INC.

By:	/s/ Harvey W. Schiller, Ph.D.

Name:	Harvey W. Schiller, Ph.D.

Title:	Chief Executive Officer

State of   District of Columbia
City of  Washington

This   15th  day of July, 2010, _Harvey Schiller_ personally came before me,  John Pate Felts  , a Notary Public for said County and State, who being by me duly sworn, says that he is _CEO_ of GlobalOptions Group, Inc., a Delaware corporation, and that said writing was signed and sealed by him on behalf of said corporation by its authority duly given.  The said _Harvey Schiller, CEO_ acknowledged the said writing to be the free act and deed of the corporation.

WITNESS my hand and notarial seal.
  /s/ John Pate Felts
Notary Public
My Commission Expires:
  10/14/2014
[SEAL]

State of   District of Columbia
City of  Washington

This   15th  day of July, 2010, _Harvey Schiller_ personally came before me,  John Pate Felts  , a Notary Public for said County and State, who being by me duly sworn, says that he is _CEO_ of GlobalOptions Group, Inc., a Delaware corporation, and that said writing was signed and sealed by him on behalf of said corporation by its authority duly given.  The said _Harvey Schiller, CEO_ acknowledged the said writing to be the free act and deed of the corporation.

WITNESS my hand and notarial seal.
  /s/ John Pate Felts
Notary Public
My Commission Expires:
  10/14/2014
[SEAL]

SCHEDULE A

All right title and interest in all trademarks, copyrights, trade secrets and  patents to the GlobalTrak Software and Code GlobalTrak and related ColdFusion code Standard '7.0, 8.0 subject to GlobalTrak license granted to Witt Group, Inc., a form of which is attached hereto to Schedule B.

All right title and interest in all trademarks, copyrights, trade secrets and patents to the Secure Source Forensics IT software.

Domain Names

SECURESOURCE.COM
SECURESOURCE.NET
ARGSIU.COM
ASCSIU.COM
BNSFSIU.COM
CBRWEB.COM
CCMSIFIRE.COM
CONSURV.COM
CPRSIU.COM
DRCLAIMSINVESTIGATION.COM
FACTICON.COM
GBSIU.COM
GLOBALFSIU.COM
GLOBALFSIU.NET
GLOBALFSIU.ORG
GLOBALSIU.COM
GLOBALSIU.NET
GLOBALSIU.ORG
GOGLOBALTRAK.COM
GOGLOBALTRAK.NET
GOREPORTING.COM
HYPERIONRISK.COM
KCSRSIU.COM
MIDSIU.COM
MYGLOBALTRAK.COM
MYGLOBALTRAK.NET
NARISKINVESTIGATION.COM
PATHFINDERSIU.COM
RTWSIU.COM
WORKFIRSTSIU.COM

Trademarks and Tradenames

Executive Forum
GlobalTrak

REGISTRATION:

TRADEMARK	REGISTRATION NO.	INTERNATIONAL CLASS	COUNTRY
GLOBALTRAK	3483323	042	United States

SCHEDULE B
License Agreement by and between GlobalOptions, Inc. and Witt Group Holdings, LLC